UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)
427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:

(816) 983 - 1303
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Kansas City Southern (the “Company”, “KCS”) is furnishing under Item 2.02 of this Current Report on Form 8-K, the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated October 29, 2009, announcing the Company’s quarter and year to date ending September 30, 2009 operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s quarter and year to date ending September 30, 2009 analyst presentation and conference call.
The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)
Press Release dated October 29, 2009 issued by Kansas City Southern entitled “Kansas City Southern Reports Third Quarter 2009 Earnings per Share of $0.27 on Recovering Volumes and Cost Controls; Operating Income Nearly Doubles from Previous Quarter”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
October 29, 2009	By:	/s/ Mary K. Stadler
		Name:	Mary K. Stadler
		Title:	Senior Vice President & Chief Accounting Officer (Principal Accounting Officer)